                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217

Supplement Dated May 1, 2001
to the Prospectus Dated May 1, 2001


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On or about May 18, 2001, the assets of the T. Rowe Price Equity Income
Portfolio will be transferred to the EQ/Bernstein Diversified Value Portfolio and the EQ/Bernstein Diversified Value Portfolio will assume all of the liabilities of the T. Rowe Price Equity Income Portfolio in exchange for shares of the EQ/Bernstein Diversified Value Portfolio and the T. Rowe Price Equity Income Portfolio will then be liquidated. Until that date, however, Participants in the Equitable Investment Plan for Employees, Managers and Agents will be able to invest in the T. Rowe Price Equity Income Portfolio. Therefore, this Supplement and the Supplement to the Trust's Statement of Additional Information dated May 1, 2001 set forth information about these Portfolios. Accordingly, if you intend to continue to invest in shares of the
T. Rowe Price Equity Income Portfolio you should read this Supplement to the Prospectus and the Statement of Additional Information, together with the Trust's Prospectus dated May 1, 2001 ("Prospectus") and the Trust's Statement of Additional Information dated May 1, 2001 ("SAI"). The audited financial statements for these Portfolios for the period ended December 31, 2000 are included in the Trust's Annual Report, which was mailed to all shareholders on or about February 28, 2001, and are incorporated herein by reference. You can request a copy of the Trust's Annual Report by calling the HRA Info-Line at 212-314-5100, Option 6.

The following information supplements the Prospectus entitled "About the Investment Portfolios" and "Financial Highlights."

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 T. ROWE PRICE EQUITY INCOME
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

     o established operating histories;

     o above-average dividend yields relative to the S&P 500;

     o low price to earnings ratios relative to the S&P 500;

     o sound balance sheets and other positive financial characteristics; and

     o low stock price relative to the company's asset value, cash flow or business franchises.

   Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.


 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

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     o Value Investing Risk

     o Foreign Securities Risk

     o Fixed Income Risk

     PORTFOLIO PERFORMANCE
 The bar chart below illustrates the Portfolio's annual total return for its Class IB Shares for each of the last three calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results for contract owners. The inception date for the Portfolio is
     May 1, 1997.

CALENDAR YEAR ANNUAL TOTAL RETURN



1998  --    9.11%
1999  --    3.54%
2000  --   12.87%

 Best quarter:                       Worst quarter:
 13.29% (1999 2nd Quarter)           (8.56)% (1999 3rd Quarter)

AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE
                                              ONE YEAR       INCEPTION
                                              --------       ---------
 T. Rowe Price Equity Income Portfolio -
 Class IA Shares                                13.14%          7.86%*
 T. Rowe Price Equity Income Portfolio -
 Class IB Shares                                12.87%         12.82%
 S&P 500 Index+                                 (9.10)%        16.19%

* Commencement of operations with respect to Class IA Shares is November 24,
   1998.

+ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

     WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.


     ----------------------------------------------------    EQ Advisors Trust

FINANCIAL HIGHLIGHTS



T. ROWE PRICE EQUITY INCOME PORTFOLIO:



                                                           CLASS IA
                                       -------------------------------------------------
                                        YEAR ENDED DECEMBER 31,     NOVEMBER 24, 1998*
                                       -------------------------            TO
                                           2000         1999        DECEMBER 31, 1998
                                       ------------ ------------ -----------------------
Net asset value, beginning of
  period .............................  $  12.34     $  12.67           $  13.22
                                        --------     --------           --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.24         0.28               0.06
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency trans-
  actions ............................      2.09         0.20              (0.09)+
                                        --------     --------           --------
 Total from investment opera-
  tions ..............................      2.33         0.48              (0.03)
                                        --------     --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net invest-
  ment income ........................     (0.28)       (0.29)             (0.24)
 Distributions from realized
  gains ..............................     (1.54)       (0.52)             (0.28)
                                        --------     ---------          --------
 Total dividends and distribu-
  tions ..............................     (1.82)       (0.81)             (0.52)
                                        --------     ---------          --------
Net asset value, end of period .......  $  12.85     $  12.34           $  12.67
                                        ========     =========          ========
Total return .........................     13.14%        3.80%             (0.15)%(b)
                                        =========    =========          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $  6,867     $   5,181           $ 2,415
Ratio of expenses to average net
  assets after waivers ...............      0.67%         0.60%             0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers ..............      0.68%         0.72%             0.79%(a)(c)
Ratio of net investment income
  to average net assets after
  waivers ............................      2.14%         2.15%             2.45%(a)(c)
Ratio of net investment income
  to average net assets before
  waivers ............................      2.13%         2.03%             2.26%(a)(c)
Portfolio turnover rate ..............        33%           31%               17%
 Effect of voluntary expense
  limitation during the
  period:
  Per share benefit to net
  investment income ..................  $   0.02      $   0.02          $   0.03



                                                                  CLASS IB
                                       --------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,              MAY 1, 1997*
                                       -------------------------------------------         TO
                                           2000         1999            1998        DECEMBER 31, 1997
                                       ------------ ------------ ----------------- ------------------
Net asset value, beginning of
  period .............................  $  12.34      $  12.67      $    12.08         $  10.00
                                        --------      --------      ----------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.25          0.24            0.22             0.10
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency trans-
  actions ............................      2.05          0.20            0.87             2.11
                                        --------      --------      ----------         --------
 Total from investment opera-
  tions ..............................      2.30          0.44            1.09             2.21
                                        --------      --------      ----------         --------
 LESS DISTRIBUTIONS:
 Dividends from net invest-
  ment income ........................     (0.25)        (0.25)          (0.22)           (0.09)
 Distributions from realized
  gains ..............................     (1.54)        (0.52)          (0.28)           (0.04)
                                        --------      --------      ----------         --------
 Total dividends and distribu-
  tions ..............................     (1.79)        (0.77)          (0.50)           (0.13)
                                        --------      --------      ----------         --------
Net asset value, end of period .......  $  12.85      $  12.34      $    12.67         $  12.08
                                        ========      ========      ==========         ========
Total return .........................     12.87%         3.54%           9.11%           22.11%(b)
                                        ========      ========      ==========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $263,469      $273,031      $  242,001          $99,947
Ratio of expenses to average net
  assets after waivers ...............      0.92%         0.85%           0.85%(c)         0.85%(a)
Ratio of expenses to average net
  assets before waivers ..............      0.93%         0.97%           1.04%(c)         1.74%(a)
Ratio of net investment income
  to average net assets after
  waivers ............................      1.91%         1.90%           2.20%(c)         2.49 %(a)
Ratio of net investment income
  to average net assets before
  waivers ............................      1.89%         1.78%           2.01%(c)         1.60 %(a)
Portfolio turnover rate ..............        33%           31%             17%               9 %
 Effect of voluntary expense
  limitation during the
  period:
  Per share benefit to net
  investment income ..................  $   0.02      $   0.02      $     0.02         $   0.03

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*    Commencement of Operations.

(a)  Annualized.

(b)  Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.


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